                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.     00 B 28798
            ----------------------------------------              --------------
        SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)
        ---------------------------------------------------
        For Month Ending  May 31  ,  2002
        -------------------------------------------

BEGINNING BALANCE IN ALL ACCOUNTS                       $ 9,037,238
                                                    -------------------
RECEIPTS:
        1. Receipts from operations                     $   123,690
                                                    -------------------
        2. Other Receipts                               $   116,857
                                                    -------------------
        3. Preference Claims Receipts                   $    50,612
                                                    -------------------
        4. Sale Of Assets                               $    15,203
                                                    -------------------
        5. Receipt Of Escrow                            $ 1,037,582
                                                    -------------------
        6. General Motors Funding                       $       -
                                                    -------------------
DISBURSEMENTS:
        3. Net payroll:
           a. Officers                                  $    26,573
                                                    -------------------
           b. Others                                    $     3,121
                                                    -------------------
        4. Taxes
           a. Federal Income Taxes                      $    10,261
                                                    -------------------
           b. FICA withholdings                         $     3,443
                                                    -------------------
           c. Employee's withholdings (2)               $       354
                                                    -------------------
           d. Employer's FICA                           $     3,443
                                                    -------------------
           e. Federal Unemployment Taxes                $       -
                                                    -------------------
           f. State Unemployment Taxes                  $     1,714
                                                    -------------------
           g. State Employee withholdings               $     1,260
                                                    -------------------
           h. All other taxes                           $       -
                                                    -------------------
        5. Necessary expenses:
           a. Rent or mortgage payments (s)             $       600
                                                    -------------------
           b. Utilities                                 $       -
                                                    -------------------
           c. Insurance                                 $     2,441
                                                    -------------------
           d. Merchandise bought for                    $       -
                manufacture or sale                 -------------------
           e. Other necessary expenses
                Foothill Secured Loan                   $       -
                                                    -------------------
                Asset Sale Related Expenses             $       -
                                                    -------------------
                Union Closure Agreement                 $       -
                                                    -------------------
                Professional/Trustee Fees               $   343,251
                                                    -------------------
                All Other Disbursements                 $    20,980
                                                    -------------------
TOTAL DISBURSEMENTS                                     $   417,747
                                                    -------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $   926,502
                                                                             -----------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $ 9,915,228
        OPERATING ACCOUNT: 5800272592                                        -----------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $       -
        PAYROLL ACCOUNT: 5800272618                                          -----------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $    50,613
        DANNEN CRANE HEYMAN SIMON SPECIAL ACCOUNT ALLIED: 8601721825         -----------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $    (2,102)
        ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600                           -----------------
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
        PAYROLL ACCOUNT: 5800026501                                             $       -
ENDING BALANCE IN ALL ACCOUNTS                          $ 9,963,739          -----------------
                                                    -------------------

(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments

                            OPERATING REPORT Page 1
                                  Exhibit "B"

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.     00 B 28798
            ----------------------------------------              --------------
                                RECEIPTS LISTING
         FOR MONTH ENDING           May 31      ,    2002
        -------------------------------------------------

SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF MAY 1, 2002 THROUGH MAY 31, 2002 (1)
----------------------------------------------------------------------------------
     DATE RECEIVED                                     DESCRIPTION                                       AMOUNT
     -------------                                     -----------                                       ------
      None                                   General Motors                                                  $         -
      None                                   Chrysler Progress Payments                                                -
      None                                   Chrysler Holdbacks                                                        -
      None                                   Chrysler Repairs                                                          -
      None                                   Misc. Holdbacks & Acceptances                                             -
      None                                   Verson Std. Products                                                      -
      None                                   Corporate                                                                 -
      None                                   Receipt of Escrow                                                 1,037,582
      None                                   Note Receivable                                                     123,690
                                             Additional Receipts                                                       -
      Various                                           Employee Related/COBRA Receipts-Foothill                       -
      Various                                           Operational Receipts                                           -
      Various                                           Sales Of Assets                                           15,203
      Various                                           Other Receipts                                           167,469
      Various                                           GM Funding                                                     -
                                                                                                         ----------------
                               TOTAL  RECEIPTS                                                               $ 1,343,944
                                                                                                         ----------------

(1) Please see attached pages for the detail of receipts by Company bank account

                        OPERATING REPORT Page 2 (1 of 6)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.     00 B 28798
            ----------------------------------------              --------------
                                RECEIPTS LISTING
         FOR MONTH ENDING           May 31      ,    2002
        -------------------------------------------------

      Bank:                    LASALLE BANK N.A.
                               ------------------------------------------------------------------------------------------
      Location:                135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                               ------------------------------------------------------------------------------------------
      Account Name:            ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                               ------------------------------------------------------------------------------------------
      Account No.:             5800272592
                               ------------------------------------------------------------------------------------------
        DATE RECEIVED                                     DESCRIPTION                                        AMOUNT
        -------------                                     -----------                                        ------
      None                                   General Motors                                                  $         -
      None                                   Chrysler Progress Payments                                                -
      None                                   Chrysler Holdbacks                                                        -
      None                                   Chrysler Repairs                                                          -
      None                                   Misc. Holdbacks & Acceptances                                             -
      None                                   Verson Std. Products                                                      -
      None                                   Corporate                                                                 -
      None                                   Receipt of Escrow                                                 1,037,582
      None                                   Note Receivable                                                     123,690
      Various                                Additional Receipts                                                       -
      Various                                           Employee Related/COBRA Receipts-Foothill                       -
      Various                                           Operational Receipts                                           -
      Various                                           Sales Of Assets                                           15,203
      Various                                           Other Receipts                                           116,857
      None                                              GM Funding                                                     -
                                                                                                         ----------------
                               TOTAL  RECEIPTS                                                               $ 1,293,332
                                                                                                         ----------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (2 of 6)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.     00 B 28798
            ----------------------------------------              --------------
                                RECEIPTS LISTING
         FOR MONTH ENDING           May 31      ,    2002
        -------------------------------------------------

      Bank:                    LASALLE BANK N.A.
                               ------------------------------------------------------------------------------------------
      Location:                135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                               ------------------------------------------------------------------------------------------
      Account Name:            ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                               ------------------------------------------------------------------------------------------
      Account No.:             5800272618
                               ------------------------------------------------------------------------------------------
        DATE RECEIVED                                     DESCRIPTION                                        AMOUNT
        -------------                                     -----------                                        ------
      None                                   General Motors                                                  $         -
      None                                   Chrysler Progress Payments                                                -
      None                                   Chrysler Holdbacks                                                        -
      None                                   Chrysler Repairs                                                          -
      None                                   Misc. Holdbacks & Acceptances                                             -
      None                                   Verson Std. Products                                                      -
      None                                   Corporate                                                                 -
      None                                   Receipt of Escrow                                                         -
      None                                   Note Receivable                                                           -
                                             Additional Receipts
      None                                              Employee Related/COBRA Receipts-Foothill                       -
      None                                              Operational Receipts                                           -
      None                                              Sales Of Assets                                                -
      None                                              Other Receipts                                                 -
      None                                              GM Funding                                                     -
                                                                                                         ----------------
                               TOTAL  RECEIPTS                                                               $         -
                                                                                                         ----------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (3 of 6)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.     00 B 28798
            ----------------------------------------              --------------
                                RECEIPTS LISTING
         FOR MONTH ENDING           May 31      ,    2002
        -------------------------------------------------

      Bank:                    LASALLE BANK N.A.
                               ------------------------------------------------------------------------------------------
      Location:                135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                               ------------------------------------------------------------------------------------------
      Account Name:            ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                               ------------------------------------------------------------------------------------------
      Account No.:             5800272600
                               ------------------------------------------------------------------------------------------

        DATE RECEIVED                                     DESCRIPTION                                        AMOUNT
        -------------                                     -----------                                        ------
      None                                   General Motors                                                          $ -
      None                                   Chrysler Progress Payments                                                -
      None                                   Chrysler Holdbacks                                                        -
      None                                   Chrysler Repairs                                                          -
      None                                   Misc. Holdbacks & Acceptances                                             -
      None                                   Verson Std. Products                                                      -
      None                                   Corporate                                                                 -
      None                                   Receipt of Escrow                                                         -
      None                                   Note Receivable                                                           -
                                             Additional Receipts
      None                                              Employee Related/COBRA Receipts-Foothill                       -
      None                                              Operational Receipts                                           -
      None                                              Sales Of Assets                                                -
      None                                              Other Receipts                                                 -
      None                                              GM Funding                                                     -
                                                                                                         ----------------
                               TOTAL  RECEIPTS                                                                       $ -
                                                                                                         ----------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (4 of 6)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.     00 B 28798
            ----------------------------------------              --------------
                                RECEIPTS LISTING
         FOR MONTH ENDING           May 31      ,    2002
        -------------------------------------------------

      Bank:                    LASALLE BANK N.A.
                               ------------------------------------------------------------------------------------------
      Location:                135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                               ------------------------------------------------------------------------------------------
      Account Name:            VERSON CORPORATION PAYROLL ACCOUNT
                               ------------------------------------------------------------------------------------------
      Account No.:             5800026501
                               ------------------------------------------------------------------------------------------

        DATE RECEIVED                                     DESCRIPTION                                        AMOUNT
        -------------                                     -----------                                        ------
      None                                   General Motors                                                  $         -
      None                                   Chrysler Progress Payments                                                -
      None                                   Chrysler Holdbacks                                                        -
      None                                   Chrysler Repairs                                                          -
      None                                   Misc. Holdbacks & Acceptances                                             -
      None                                   Verson Std. Products                                                      -
      None                                   Corporate                                                                 -
      None                                   Receipt of Escrow                                                         -
      None                                   Note Receivable                                                           -
                                             Additional Receipts
      None                                              Operational Receipts                                           -
      None                                              Operational Receipts-Foothill Account                          -
      None                                              Sales Of Assets                                                -
      None                                              Other Receipts                                                 -
      None                                              GM Funding                                                     -
                                                                                                         ----------------
                               TOTAL  RECEIPTS                                                               $         -
                                                                                                         ----------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (5 of 6)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.     00 B 28798
            ----------------------------------------              --------------
                                RECEIPTS LISTING
         FOR MONTH ENDING           May 31      ,    2002
        -------------------------------------------------

      Bank:                    LASALLE BANK N.A.
                               ------------------------------------------------------------------------------------------
      Location:                135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                               ------------------------------------------------------------------------------------------
      Account Name:            DANNEN CRANE HEYMAN SIMON SPECIAL ACCOUNT ALLIED
                               ------------------------------------------------------------------------------------------
      Account No.:                8601721825
                               ------------------------------------------------------------------------------------------
        DATE RECEIVED                                     DESCRIPTION                                        AMOUNT
        -------------                                     -----------                                        ------
      None                                   General Motors                                                  $         -
      None                                   Chrysler Progress Payments                                                -
      None                                   Chrysler Holdbacks                                                        -
      None                                   Chrysler Repairs                                                          -
      None                                   Misc. Holdbacks & Acceptances                                             -
      None                                   Verson Std. Products                                                      -
      None                                   Corporate                                                                 -
      None                                   Receipt of Escrow                                                         -
      None                                   Note Receivable                                                           -
                                             Additional Receipts
      None                                              Operational Receipts                                           -
      None                                              Operational Receipts-Foothill Account                          -
      None                                              Sales Of Assets                                                -
      various                                           Other Receipts                                            50,612
      None                                              GM Funding                                                     -
                                                                                                         ----------------
                               TOTAL  RECEIPTS                                                               $    50,612
                                                                                                         ----------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (6 of 6)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.     00 B 28798
            ----------------------------------------              --------------
                              DISBURSEMENT LISTING
         FOR MONTH ENDING           May 31      ,    2002
        -------------------------------------------------

SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF MAY 1, 2002 THROUGH MAY 31, 2002
-----------------------------------------------------------------------------------
        DATE DISBURSED         CHECK/WIRE NO.                        DESCRIPTION                    AMOUNT
        --------------         --------------                        -----------                    ------
           Various                  Various           Salaries, Benefits & Insurance                 $  50,896
             None                    None             Stay Bonus                                             -
             None                    None             Utilities                                              -
           Various                  Various           Rents & Leases                                       600
             None                    None             Remaining Man. Costs                                   -
             None                    None             Pre-Petition Vendor Payments                           -
             None                    None             Real Estate Taxes                                      -
             None                    None             Asset Sale Related Expenses                            -
             None                    None             Foothill Capital-Secured Loan                          -
             None                    None             Union Closure Agreement                                -
             None                    None             Parts Purchases                                        -
           Various                  Various           Professional/Trustee Fees                        343,251
             None                    None             Foothill Principal Payments                            -
             None                    None             Boeing Letter of Credit                                -
             None                    None             Federal and State Income Taxes                         -
             None                    None             Foothill Interest & Fees                               -
           Various                  Various           All Other                                         20,980
                                                                                                ---------------
                                                 TOTAL DISBURSEMENTS                                 $ 415,727
                                                                                                ---------------
(1) Please see attached pages for the detail of disbursements by Company bank account

                        OPERATING REPORT Page 3 (1 of 6)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.     00 B 28798
            ----------------------------------------              --------------
                              DISBURSEMENT LISTING
         FOR MONTH ENDING           May 31      ,    2002
        -------------------------------------------------

       Bank:                   LASALLE BANK N.A.
                               --------------------------------------------------------------------------------
       Location:               135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                               --------------------------------------------------------------------------------
       Account Name:           ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                               --------------------------------------------------------------------------------
       Account No.:            5800272592
                               --------------------------------------------------------------------------------
        DATE DISBURSED         CHECK/WIRE NO.                        DESCRIPTION                    AMOUNT
        --------------         --------------                        -----------                    ------
           Various                  Various           Salaries, Benefits & Insurance               $ 50,896
             None                    None             Stay Bonus                                          -
             None                    None             Utilities                                           -
           Various                  Various           Rents & Leases                                    600
             None                    None             Remaining Man. Costs                                -
             None                    None             Pre-Petition Vendor Payments                        -
             None                    None             Real Estate Taxes                                   -
             None                    None             Asset Sale Related Expenses                         -
             None                    None             Foothill Capital-Secured Loan                       -
             None                    None             Union Closure Agreement                             -
             None                    None             Parts Purchases                                     -
           Various                  Various           Professional/Trustee Fees                     343,251
             None                    None             Foothill Principal Payments                         -
             None                    None             Boeing Letter of Credit                             -
             None                    None             Federal and State Income Taxes                      -
             None                    None             Foothill Interest & Fees                            -
           Various                  Various           All Other                                      20,980
                                                                                               ---------------
                                                 TOTAL DISBURSEMENTS                              $ 415,727
                                                                                                ---------------

       You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (2 of 6)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.     00 B 28798
            ----------------------------------------              --------------
                              DISBURSEMENT LISTING
         FOR MONTH ENDING           May 31      ,    2002
        -------------------------------------------------

       Bank:                   LASALLE BANK N.A.
                               --------------------------------------------------------------------------------
       Location:               135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                               --------------------------------------------------------------------------------
       Account Name:           ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                               --------------------------------------------------------------------------------
       Account No.:            5800272618
                               --------------------------------------------------------------------------------
        DATE DISBURSED         CHECK/WIRE NO.                        DESCRIPTION                    AMOUNT
        --------------         --------------                        -----------                    ------
             None                    None             Salaries, Benefits & Insurance               $    -
             None                    None             Stay Bonus                                        -
             None                    None             Utilities                                         -
             None                    None             Rents & Leases                                    -
             None                    None             Remaining Man. Costs                              -
             None                    None             Pre-Petition Vendor Payments                      -
             None                    None             Real Estate Taxes                                 -
             None                    None             Asset Sale Related Expenses                       -
             None                    None             Foothill Capital-Secured Loan                     -
             None                    None             Union Closure Agreement                           -
             None                    None             Parts Purchases                                   -
             None                    None             Professional/Trustee Fees                         -
             None                    None             Foothill Principal Payments                       -
             None                    None             Boeing Letter of Credit                           -
             None                    None             Foothill Interest & Fees                          -
             None                    None             All Other                                         -
                                                                                                ---------------
                                                 TOTAL DISBURSEMENTS                               $    -
                                                                                                ---------------

       You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (3 of 6)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.     00 B 28798
            ----------------------------------------              --------------
                              DISBURSEMENT LISTING
         FOR MONTH ENDING           May 31      ,    2002
        -------------------------------------------------

       Bank:                   LASALLE BANK N.A.
                               --------------------------------------------------------------------------------
       Location:               135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                               --------------------------------------------------------------------------------
       Account Name:           ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                               --------------------------------------------------------------------------------
       Account No.:            5800272600
                               --------------------------------------------------------------------------------
        DATE DISBURSED         CHECK/WIRE NO.                        DESCRIPTION                    AMOUNT
        --------------         --------------                        -----------                    ------
             None                    None             Salaries, Benefits & Insurance               $    -
             None                    None             Stay Bonus                                        -
             None                    None             Utilities                                         -
             None                    None             Rents & Leases                                    -
             None                    None             Remaining Man. Costs                              -
             None                    None             Pre-Petition Vendor Payments                      -
             None                    None             Real Estate Taxes                                 -
             None                    None             Asset Sale Related Expenses                       -
             None                    None             Foothill Capital-Secured Loan                     -
             None                    None             Union Closure Agreement                           -
             None                    None             Parts Purchases                                   -
             None                    None             Professional/Trustee Fees                         -
             None                    None             Foothill Principal Payments                       -
             None                    None             Boeing Letter of Credit                           -
             None                    None             Foothill Interest & Fees                          -
             None                    None             All Other                                         -
                                                                                                ---------------
                                                 TOTAL DISBURSEMENTS                               $    -
                                                                                                ---------------

       You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (4 of 6)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.     00 B 28798
            ----------------------------------------              --------------
                              DISBURSEMENT LISTING
         FOR MONTH ENDING           May 31      ,    2002
        -------------------------------------------------

       Bank:                   LASALLE BANK N.A.
                               --------------------------------------------------------------------------------
       Location:               135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                               --------------------------------------------------------------------------------
       Account Name:           VERSON CORPORATION PAYROLL ACCOUNT
                               --------------------------------------------------------------------------------
       Account No.:            5800026501
                               --------------------------------------------------------------------------------
        DATE DISBURSED         CHECK/WIRE NO.                        DESCRIPTION                    AMOUNT
        --------------         --------------                        -----------                    ------
             None                    None             Salaries, Benefits & Insurance               $    -
             None                    None             Stay Bonus                                        -
             None                    None             Utilities                                         -
             None                    None             Rents & Leases                                    -
             None                    None             Remaining Man. Costs                              -
             None                    None             Pre-Petition Vendor Payments                      -
             None                    None             Real Estate Taxes                                 -
             None                    None             Asset Sale Related Expenses                       -
             None                    None             Foothill Capital-Secured Loan                     -
             None                    None             Union Closure Agreement                           -
             None                    None             Parts Purchases                                   -
             None                    None             Professional/Trustee Fees                         -
             None                    None             Foothill Principal Payments                       -
             None                    None             Boeing Letter of Credit                           -
             None                    None             Foothill Interest & Fees                          -
             None                    None             All Other                                         -
                                                                                                ---------------
                                                 TOTAL DISBURSEMENTS                               $    -
                                                                                                ---------------

       You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (5 of 6)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.     00 B 28798
            ----------------------------------------              --------------
                              DISBURSEMENT LISTING
         FOR MONTH ENDING           May 31      ,    2002
        -------------------------------------------------

       Bank:                   LASALLE BANK N.A.
                               --------------------------------------------------------------------------------
       Location:               135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                               --------------------------------------------------------------------------------
       Account Name:           DANNEN CRANE HEYMAN SIMON SPECIAL ACCOUNT ALLIED
                               --------------------------------------------------------------------------------
       Account No.:            8610721825
                               --------------------------------------------------------------------------------
        DATE DISBURSED         CHECK/WIRE NO.                        DESCRIPTION                    AMOUNT
        --------------         --------------                        -----------                    ------
             None                    None             Salaries, Benefits & Insurance               $    -
             None                    None             Stay Bonus                                        -
             None                    None             Utilities                                         -
             None                    None             Rents & Leases                                    -
             None                    None             Remaining Man. Costs                              -
             None                    None             Pre-Petition Vendor Payments                      -
             None                    None             Real Estate Taxes                                 -
             None                    None             Asset Sale Related Expenses                       -
             None                    None             Foothill Capital-Secured Loan                     -
             None                    None             Union Closure Agreement                           -
             None                    None             Parts Purchases                                   -
             None                    None             Professional/Trustee Fees                         -
             None                    None             Foothill Principal Payments                       -
             None                    None             Boeing Letter of Credit                           -
             None                    None             Foothill Interest & Fees                          -
             None                    None             All Other                                         -
                                                                                                ---------------
                                                 TOTAL DISBURSEMENTS                               $    -
                                                                                                ---------------

       You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (6 of 6)

                    IN THE UNITED STATES BANKRUPTCY COURT
                    FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:          ALLIED PRODUCTS CORPORATION        CASE NO.: 00 B 28798

                    FOR MONTH ENDING    May 31, 2002

STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)
-------------------------------------------------------

               Beginning Inventory      $         --
                                        ------------
               Add: purchases           $         --
                                        ------------
               Less: goods sold         $         --
                    (cost basis)        ------------

               Ending Inventory         $         --
                                        ------------

PAYROLL INFORMATION STATEMENT

Gross payroll for this period           $     50,170
                                        ------------
Payroll taxes due but unpaid            $         --
                                        ------------

             STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
             ---------------------------------------------------

                                                  Amount of      Number of      Amounts of
                              Date regular         Regular        Payments       Payments
Name of Creditor/Lessor      payment is due        Payment       Delinquent    Delinquent *
-----------------------      --------------       ---------      ----------    ------------
                                                                                $       --

* Include only post-petition payments

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.     00 B 28798
            ----------------------------------------              --------------

         FOR MONTH ENDING           May 31      ,    2002
        -------------------------------------------------

STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)
--------------------------------------------------------------

ACCOUNTS RECEIVABLE:
              Beginning month balance                           $ 13,137,014
                                                              -------------------------
              Add:    sales on account (2)                      $       -
                                                              -------------------------
              Less:  collections/adjustments                    $   (123,690)
                                                              -------------------------
              End of month balance                              $ 13,013,324
                                                              -------------------------

  0-30 Days           31-60 Days         61-90 Days           Over 90 Days (1)            End of Month
--------------       -------------       ------------         ----------------         -------------------
          $ -                 $ -                $ -            $  13,013,324                $ 13,013,324
--------------       -------------       ------------         ----------------         -------------------

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

              Beginning of month balance                        $
                                                              -------------------------
              Add: credit extended                              $  357,517
                                                              -------------------------
              Less: payments of account                         $ (357,517)
                                                              -------------------------
              End of month balance                                      -
                                                              -------------------------
  0-30 Days           31-60 Days         61-90 Days            Over 90 Days               End of Month
--------------       -------------       ------------         ----------------         -------------------
          $ -                 $ -                $ -            $       -                    $     -
--------------       -------------       ------------         ----------------         -------------------

ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
               SCHEDULE AND FILE WITH THIS REPORT

                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.     00 B 28798
            ----------------------------------------              --------------

         FOR MONTH ENDING           May 31      ,    2002
        -------------------------------------------------

                               TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.

             1.         Federal Income Taxes             Yes  /X/     No  / /

             2.         FICA withholdings                Yes  /X/     No  / /

             3.         Employee's withholdings          Yes  /X/     No  / /

             4.         Employer's FICA                  Yes  /X/     No  / /

             5.         Federal Unemployment Taxes       Yes  /X/     No  / /

             6.         State Income Tax                 Yes  /X/     No  / /

             7.         State Employee withholdings      Yes  /X/     No  / /

             8.         All other state taxes            Yes  /X/     No  / /

             If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                            OPERATING REPORT Page 6

--------------------------------------------------------------------------------------------------------------------------------
                                                          Department of the Treasury - Internal Revenue Service
(REV. 06-97)                                                 VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        --------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                                     FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                      for the payroll period from       21-Apr-02 to      3-May-02
                                                                        -------------    -------------
Taxes Reported on                     Payroll Date                     3-May-02
form 941, Employer's                                               -----------------
Quarterly Federal Tax                 Gross wages paid to employees                                 $           15,004
Return                                                                                             -----------------------------
                                      Income tax withheld                                           $            3,420
                                                                                                   -----------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $              930
                                                                                                   -----------------------------
                                                       Employee's Soc. Sec                                         930
                                                                                                   -----------------------------
                                                       Employer's Medicare                                         218
                                                                                                   -----------------------------
                                                       Employee's Medicare                                         218
                                                                                                   -----------------------------
                                                         SOC. SEC & MEDICARE TOTAL                  $            2,296
                                                                                                   -----------------------------
                                      Tax Deposited                                                 $            5,716
                                                                                                   -----------------------------
                                      Date Deposited                                      Wired To ADP 05/03/02
                                                                                      ------------------------------
--------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                                     FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                      -------------    -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $              -
Annual Federal                                                                                     -----------------------------
Unemployment Tax                      Tax Deposited                                                 $              -
Return                                                                                             -----------------------------

                                      Date Deposited                                  -----------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
                        (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in
Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------------------------------------------------------
Deposit Method                    / /     Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)                       /X/     Electronic Federal Payment System (EFTPS) Deposit
--------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                Wired To ADP 05/03/02  received by: (1)
--------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
--------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
--------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.

1 of 1
Payroll 05.03                   Cat.#43099Z                Form 6123 (rev.06-97)

--------------------------------------------------------------------------------------------------------------------------------
                                                          Department of the Treasury - Internal Revenue Service
(REV. 06-97)                                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        --------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                                     FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from         4-May-02 to    17-May-02
                                                                                      --------------   -------------
Taxes Reported on                     Payroll Date                                        17-May-02
form 941, Employer's                                                                  -----------------
Quarterly Federal Tax                 Gross wages paid to employees                                  $          15,004
Return                                                                                              ----------------------------
                                      Income tax withheld                                            $           3,420
                                                                                                    ----------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                          $             930
                                                                                                    ----------------------------
                                                       Employee's Soc. Sec                                         930
                                                                                                    ----------------------------
                                                       Employer's Medicare                                         218
                                                                                                    ----------------------------
                                                       Employee's Medicare                                         218
                                                                                                    ----------------------------
                                                            SOC. SEC & MEDICARE TOTAL                $           2,296
                                                                                                    ----------------------------
                                      Tax Deposited                                                  $           5,716
                                                                                                    ----------------------------
                                      Date Deposited                                      Wired To ADP 05/17/02
                                                                                      ------------------------------
--------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                                     FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                  to
                                                                                      --------------   -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                  $             -
Annual Federal                                                                                      ----------------------------
Unemployment Tax                      Tax Deposited                                                  $             -
Return                                                                                              ----------------------------
                                      Date Deposited
                                                                                      ------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
                        (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in
Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------------------------------------------------------
Deposit Method                    / /      Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)                       /X/      Electronic Federal Payment System (EFTPS) Deposit
--------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                Wired To ADP 05/17/02  received by: (1)
--------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
--------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
--------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.

1 of 1
Payroll 05.17                   Cat.#43099Z                Form 6123 (rev.06-97)

--------------------------------------------------------------------------------------------------------------------------------
                                                          Department of the Treasury - Internal Revenue Service
(REV. 06-97)                                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        --------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                                     FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from        18-May-02 to    31-May-02
                                                                                      --------------   -------------
Taxes Reported on                                      Payroll Date                     31-May-02
form 941, Employer's                                                                  -----------------
Quarterly Federal Tax                 Gross wages paid to employees                                  $          15,004
Return                                                                                              ----------------------------
                                      Income tax withheld                                            $           3,420
                                                                                                    ----------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                          $             930
                                                                                                    ----------------------------
                                                       Employee's Soc. Sec                                         930
                                                                                                    ----------------------------
                                                       Employer's Medicare                                         218
                                                                                                    ----------------------------
                                                       Employee's Medicare                                         218
                                                                                                    ----------------------------
                                                            SOC. SEC & MEDICARE TOTAL                $           2,296
                                                                                                    ----------------------------
                                      Tax Deposited                                                  $           5,716
                                                                                                    ----------------------------
                                      Date Deposited                                      Wired To ADP 05/31/02
                                                                                      ------------------------------
--------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                                     FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                  to
                                                                                      --------------   -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                  $             -
Annual Federal                                                                                      ----------------------------
Unemployment Tax                      Tax Deposited                                                  $             -
Return                                                                                              ----------------------------
                                      Date Deposited
                                                                                      ------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
                        (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------------------------------------------------------
Deposit Method                    / /     Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)                       /X/     Electronic Federal Payment System (EFTPS) Deposit
--------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                Wired To ADP 05/31/02  received by: (1)
--------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
--------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
--------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.

1 of 1
Payroll 05.31                   Cat.#43099Z                Form 6123 (rev.06-97)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION


                      DECLARATION UNDER PENALTY OF PERJURY



              RICHARD DREXLER
I, ------------------------------------, acting as the duly authorized agent for
Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                             --------------------------------------------
                             For the Debtor In Possession (Trustee)

                             Print or type name and capacity of person signing this Declaration:

                                         Richard A. Drexler
                             --------------------------------------------

                                  Chairman, President, CEO and CFO
                             --------------------------------------------


DATED:
       ---------------------------------------------




                            OPERATING REPORT Page 8